EXHIBIT 32.2

               CERTIFICATION PURSUANT TO
                18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Northwest Biotherapeutics, Inc. (the "Company") on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, Jim D. Johnston, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2007

/s/ Jim D. Johnston
----------------------------------
Jim D. Johnston
Chief Financial Officer (Principal Executive, Financial and Accounting Officer)